Exhibit 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated July 10, 2001, relating to the financial statements of RTG Ventures, Inc. as of May 31, 2001.




                            James E. Scheifley & Associates, P.C.
                             Certified Public Accountants


July 15, 2002
Englewood, Colorado